UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 October 10, 2002
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

Item 5.    Other Events

In connection with the offering of 470,000 (520,000 if the underwriters' over-allotment option is fully exercised) shares of the 9 1/4% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share (liquidation preference $25 per share) (the "Series F Preferred Stock"), of Mid-America Apartment Communities, Inc. (the "Company"), attached to this report are the exhibits listed below.

Item 7.  Financial Statements and Exhibits.

  (c)   Exhibits.

        The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Number   Description

5.1 Opinion of Bass, Berry & Sims PLC as to the validity of the Series F Preferred Stock

8.1  Opinion of Bass, Berry & Sims PLC as to certain tax matters

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  October 10, 2002     /s/Simon R.C. Wadsworth
                            Simon R.C. Wadsworth
                            Executive Vice President and Chief Financial Officer
                            (Principal Financial and Accounting Officer)

EXHIBIT 5.1

                    [ Letterhead of Bass, Berry & Sims PLC ]

                                October 10, 2002



Board of Directors
Mid-America Apartment Communities, Inc.
6584 Poplar Avenue, Suite 300
Memphis, Tennessee 38138

Gentlemen:

We have acted as counsel to Mid-America Apartment Communities, Inc., a Tennessee corporation (the "Company"), in connection with the offer and sale of 470,000 shares (520,000 shares if the underwriters' over-allotment option is fully exercised) of 9 1/4 % Series F Cumulative Redeemable Preferred Stock, $.01 par value per share, of the Company (the "Series F Preferred Stock"). The Series F Preferred Stock will be issued in an underwritten public offering in the manner and upon the terms set forth in the Registration Statement on Form S-3 (File No. 333-60285) filed by the Company with the Securities and Exchange Commission (the "Commission") on September 9, 1998 under the Securities Act of 1933, as amended, (the "Registration Statement"), as well as the prospectus dated September 9, 1998 and the prospectus supplement thereto dated October 10, 2002 (together, the "Prospectus"), pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated as of October 10, 2002 among the Company, Mid-America Apartments, L.P. and Raymond James & Associates, Inc., as representative of the several underwriters named therein.

In rendering this opinion, we have relied upon, among other things, our examination of such records of the Company and certificates of its officers and of public officials as we have deemed necessary. In our examination of the foregoing, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the accuracy and completeness of all documents submitted to us, the authenticity of all original documents, and the conformity to authentic original documents of all documents submitted to us as copies. We have also assumed that the shares of Series F Preferred Stock will not be issued in violation of the ownership limit contained in the Company's charter, as amended and restated.

The opinions set forth in this letter are based upon and are limited solely to the laws of the State of Tennessee and the United States of America, and we express no opinion herein concerning the laws of any other jurisdiction.

Based upon, subject to and limited by the foregoing, we are of the opinion that the Series F Preferred Stock is duly authorized and, when issued and delivered pursuant to the terms of the Underwriting Agreement and upon receipt by the Company of the consideration for the Series F Preferred Stock specified in Underwriting Agreement, the shares of Series F Preferred Stock will be validly issued, fully paid and nonassessable. This opinion letter has been prepared for your use in connection with the offering and sale of the shares of Series F Preferred Stock and speaks as of the date hereof. We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion letter. We hereby consent (i) to the filing of this opinion letter as
Exhibit 5.1 to the Company's Current Report on Form 8-K, filed with the Commission on or about the date hereof, which will be incorporated by reference into the Registration Statement and (ii) to the reference to this firm under the caption "Legal Matters" in the Prospectus.


                                                     Very truly yours,

                                                     BASS, BERRY & SIMS, PLC

                                                     By:  /s/ John A. Good
                                                        John A. Good, Member

EXHIBIT 8.1

                    [ Letterhead of Bass, Berry & Sims PLC ]

                                October 10, 2002

Mid-America Apartment Communities, Inc.
6584 Poplar Avenue, Suite 300
Memphis, Tennessee 38138

Raymond James & Associates,  Inc.
              As representative of the several underwriters named in the Underwriting Agreement
880 Carillon Parkway
St. Petersburg, Florida 33716

      RE: Mid-America Apartment Communities, Inc. Offering of 520,000 Shares of 9 1/4% Series F Cumulative Redeemable Preferred Stock

Ladies and Gentlemen:

We have acted as counsel to Mid-America Apartment Communities, Inc., a Tennessee corporation (the "Company"), in connection with the preparation of a shelf registration statement on Form S-3 (the "Registration Statement") filed with the Securities and Exchange Commission ("SEC") on September 9, 1998 with respect to the offer and sale of the Company's securities and in connection with the preparation of a Preliminary Prospectus Supplement dated October 2, 2002 and a final Prospectus Supplement dated October 10, 2002 (the "Prospectus Supplement") with respect to the offering and sale (the "Offering") of up to 470,000 shares (520,000 shares if the Underwriters' over-allotment option is exercised in full) of the Company's 9 1/4 % Series F Cumulative Redeemable Preferred Stock (the "Series F Preferred Stock") pursuant to an Underwriting Agreement dated October 10, 2002 among the Company and Raymond James & Associates, Inc., as representative of the several underwriters named therein (the "Underwriting Agreement"), and, following the Offering, the contribution of the net proceeds from the Offering to Mid-America Apartments, L.P., a Tennessee limited partnership (the "Partnership"). You have requested our opinion regarding certain U.S. federal income tax matters.

The Company operates in an umbrella partnership real estate investment trust ("REIT") structure. In this structure, properties are owned and operated by one or more operating partnerships in which the Company is general partner and owns a substantial interest. The Company's primary operating partnership is Mid-America Apartments, L.P. (the "Partnership").

The Partnership and the Company currently own equity interests in one hundred twenty-three (123) existing and operating multifamily properties (the "Existing Properties"). The Company owns the Existing Properties directly or indirectly through its qualified REIT subsidiaries ("QRSs") or subsidiary limited partnerships (including the Partnership) listed on Exhibit A (the "Property Partnerships"). The Company is also a participant in a joint venture with Blackstone Real Estate Acquisitions, LLC (the "Blackstone Joint Venture"). The Blackstone Joint Venture currently owns 10 properties representing 2,793 apartment units. The Company has a 33 1/3% interest in the Blackstone Joint Venture and has an agreement to manage the operations of the communities owned by the Blackstone Joint Venture for a fee of 4% of revenue from each property in the Blackstone Joint Venture. In addition, the Company is a participant in a joint venture with CH Realty II/MAA, L.L.C., or Crow Holdings (the "Crow Joint Venture"). The Crow Joint Venture will seek to acquire multifamily properties throughout the southeast and south central regions of the United States. It does not currently own any properties. The Company has a 33 1/3% interest in the Crow Joint Venture and has an agreement to provide acquisition, redevelopment and property management services to the Crow Joint Venture for a property management fee of 4% of gross revenue from each property in the Crow Joint Venture.

You have requested our opinion as to:

(a) whether the Company qualified as a real estate investment trust (a "REIT") pursuant to sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code") for its taxable years ended December 31, 1994 through December 31, 2001, and whether the Company's current and proposed method of operation will enable it to continue to qualify as a REIT for its 2002 and subsequent taxable years;

(b) whether the Property Partnerships will be treated as partnerships for federal income tax purposes; and

(c) whether the descriptions of the law and the legal conclusions contained in the Prospectus Supplement under the caption "Federal Income Tax
     Considerations"  are  correct in all  material  respects,  and  whether the discussions thereunder fairly summarize the federal income tax considerations that are likely to be material to a holder of the Series F Preferred Stock.

In giving the opinions set forth below, we have examined the following:

1.   the Company's Charter, as amended and restated to date;

2.   the Company's Bylaws, as amended and restated to date;

3.   the prospectus contained as part of the Registration Statement;

4.   the Prospectus Supplement;

5.   the governing documents of the Property Partnerships; and

6. such other documents as we have deemed necessary or appropriate for purposes of this opinion.

In connection with the opinions rendered below, we have assumed generally that:

1. Each of the documents referred to above has been duly authorized, executed, and delivered; is authentic, if an original, or is accurate, if a copy; and has not been amended.

2. Each partner (each, a "Partner") of the Property Partnerships that is a corporation or other entity has a valid legal existence.

3. Each Partner has full power, authority, and legal right to enter into and to perform the terms of the partnership agreements of the Property Partnerships (the "Partnership Agreements") and the governing documents of the Property Partnerships, and the transactions contemplated thereby.

4. Each Property Partnership operates in accordance with the governing law of the state in which it was formed and the Partnership Agreement pursuant to which it was formed.

5. Each Partnership Agreement has remained in substantially the same form as it was upon the most recent amendment and restatement thereof, and has not been amended in any material respect (except upon the substitution of partners in accordance with the terms of such Partnership Agreement).

6. During its taxable year ending December 31, 1994, and subsequent taxable years, the Company has operated and will continue to operate in such a manner that makes and will continue to make the representations contained in a certificate, dated October 10, 2002 and executed by a duly appointed officer of the Company (the "Officer's Certificate"), true for such years.

7. The Company will not make any amendments to its organizational documents or the organizational documents of any of the Property Partnerships after the date of this opinion that would affect its qualification as a REIT for any taxable year.

8. No action will be taken by the Company or the Property Partnerships after the date hereof that would have the effect of altering the facts upon which the opinions set forth below are based.

In connection with the opinions rendered below, we also have relied upon the correctness of the representations contained in the Officer's Certificate. Where such representations involve matters of law, we have explained to the Company's representatives the relevant and material sections of the Code, the Treasury regulations thereunder, published rulings of the Internal Revenue Service, and other relevant authority to which such representations relate and are satisfied that the Company's representatives understand such provisions and are capable of making such representations.

Based on the factual matters in the documents and assumptions set forth above, the representations set forth in the Officer's Certificate, the discussions in the Prospectus Supplement under the caption "Federal Income Tax Considerations" (which are incorporated herein by reference), and without further investigation as to such factual matters, we are of the opinion that:

(a) the Company was organized in conformity with the requirements for qualification as a REIT pursuant to Code sections 856 through 860, for its taxable years ended December 31, 1994 through December 31, 2001, and the Company's organization and current and proposed method of operation will enable it to continue to qualify as a REIT for its taxable year ending December 31, 2002, and in the future;

(b) the Property Partnerships will be treated as partnerships for federal income tax purposes and not as corporations or associations taxable as corporations or as publicly traded partnerships.

(c) the descriptions of the law contained in the Prospectus Supplement under the caption "Federal Income Tax Considerations" are correct in all material respects, and the discussions thereunder fairly summarize the federal income tax considerations that are likely to be material to a holder of the Series F Preferred Stock and present fairly the information required to be disclosed therein under the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

We will not review on a continuing basis the Company's compliance with the documents or assumptions set forth above, or the representations set forth in the Officer's Certificate. Any variation or difference in the facts from those set forth in the Prospectus Supplement or Officer's Certificate may affect the conclusions stated hereto. As described in the Prospectus Supplement, the Company's qualification and taxation as a REIT depends on the Company's ability to meet, through actual annual operating results, asset composition, distribution levels and diversity of stock ownership, the various qualification tests imposed under the Code, the results of which have not been and will not be reviewed by us. Accordingly, no assurance can be given that the actual results of the Company's operations for its 2002 and subsequent taxable years will satisfy the requirements for qualification and taxation as a REIT.

The foregoing opinions are based on current provisions of the Code and the Treasury regulations thereunder (the "Regulations"), published administrative interpretations thereof, and published court decisions. The Internal Revenue Service has not issued Regulations or administrative interpretations with respect to various provisions of the Code relating to REIT qualification. No assurance can be given that the law will not change in a way that will prevent the Company from qualifying as a REIT.

The foregoing opinions are limited to the U.S. federal income tax matters addressed herein, and no other opinions are rendered with respect to other federal tax matters or to any issues arising under the tax laws of any other country, or any state or locality. We undertake no obligation to update the opinions expressed herein after the date of this letter. This opinion letter is solely for the information and use of the addressees and the purchasers of Series F Preferred Stock pursuant to the Prospectus Supplement, and it may not be distributed, relied upon for any purpose by any other person, quoted in whole or in part or otherwise reproduced in any document, or filed with any governmental agency without our express written consent.

                                                 Sincerely,

                                                 BASS, BERRY & SIMS PLC
                                                 /s/ John A. Good
                                                 John A. Good, Member

                                    Exhibit A

                         QRSs and Property Partnerships

America First Austin REIT Inc.
America First Florida REIT Inc.
America First South Carolina REIT Inc.
America First Tennessee REIT Inc.
America First Texas REIT Inc.
Hidden Lake Phase I, LP
Jackson LP
MAAC of Duval LP
MAACOD
MAACP Inc.
MAC II of Delaware, Inc.
MAC of Delaware Inc.
MAC of Huntington Chase LLC
Mid-America Apartments LP
Mid-America Apartments of Duval LP
Mid-America Apartments of Little Rock LP
Mid-America Apartments of Savannah
Mid-America Apartments of St. Simons LP
Mid-America Apartments of Stassney Woods LP
Mid-America Apartments of Texas LP
Mid-America Capital Partners LP
Mid-America Finance Inc.
Mid-America Holdings LLC
Mid America Runaway Bay LP
Mid-America Travis Station LP
Paddock Club Florence LP
Paddock Club Jacksonville Phase II, LP
Paddock Club Jacksonville, LP
Paddock Club Lakeland, LP
Paddock Park Apartments, LP
Park Walk Apartments, LP
Preston Hills, LLC
River Trace Apartments Phase II, LP
The Vistas Apartments, LP
Three Oaks Apartments Phase II, LP
Towne Lake Hills Apartments, LP
Westbury Creek, LP
Whispering Pines Phase II, LP
Wildwood Apartments Phase II, LP
Windridge Apartments, LP
Woodridge Apartments Joint Venture
Woods of Post House LP